Exhibit 99.2

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Operating Income (Loss) to Net Income (Loss)	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except earnings per share)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Dec-YTD 2012	Dec-YTD 2013
PREMIUMS
Gross premiums written	$1,207.4	$1,318.1	$1,394.4	$1,313.8	$1,175.4	$5,204.2	$5,201.7
Net premiums written	1,033.9	1,076.7	1,242.6	1,181.9	1,051.5	4,368.4	4,552.7
Net premiums earned	1,082.5	1,094.3	1,090.8	1,124.7	1,140.7	4,239.1	4,450.5
EARNINGS
Operating income (loss) before interest and taxes	$(104.5)	$102.2	$81.1	$107.2	$102.9	$75.1	$393.4
Operating income (loss) after taxes	(73.4)	59.9	46.8	60.9	59.6	15.1	227.2
Income (loss) from continuing operations	(55.3)	66.4	53.1	61.3	64.9	46.1	245.7
Net income (loss)	(55.0)	66.2	53.4	61.3	70.1	55.9	251.0

PER SHARE DATA (DILUTED) (1)
Operating income (loss) after taxes	$(1.65)	$1.32	$1.05	$1.36	$1.33	$0.33	$5.06
Income (loss) from continuing operations	(1.24)	1.47	1.19	1.37	1.45	1.02	5.47
Net income (loss)	(1.24)	1.46	1.19	1.37	1.57	1.23	5.59

Weighted average shares outstanding (1)	44.5	45.3	44.8	44.6	44.8	45.3	44.9

BALANCE SHEET

(In millions, except per share data)	December 31 2012	March 31 2013	June 30 2013	September 30 2013	December 31 2013
Total assets	$13,484.9	$13,442.1	$13,306.4	$13,463.3	$13,378.7
Total loss and loss adjustment expense reserves	6,197.0	6,092.5	6,063.6	6,162.8	6,231.5
Total shareholders’ equity	2,595.4	2,624.0	2,495.7	2,544.2	2,594.5

U.S. Property and Casualty Companies
Statutory surplus	$1,523.4	$1,623.3	$1,639.5	$1,751.3	$1,834.3
Premium to surplus ratio	2.22:1	2.09:1	2.08:1	1.95:1	1.87:1

Book value per share	$58.59	$59.58	$57.41	$58.43	$59.43
Book value per share, excluding net unrealized investment gains and losses, net of tax	$51.88	$52.81	$53.62	$54.64	$56.07
Tangible book value per share (total book value excluding goodwill and intangibles)	$51.32	$52.46	$50.25	$51.20	$52.22
Shares outstanding	44.3	44.0	43.5	43.6	43.7

Total debt/equity	32.7%	37.3%	37.6%	36.9%	34.8%
Total debt/total capital	24.7%	27.2%	27.3%	27.0%	25.8%

(1)	Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2012 excludes common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2013	2012	% Change	2013	2012	% Change

REVENUES
Premiums earned	$1,140.7	$1,082.5	5.4	$4,450.5	$4,239.1	5.0
Net investment income	68.1	70.1	(2.9)	269.0	276.6	(2.7)
Total net realized investment gains	10.7	18.9	(43.4)	33.5	23.6	41.9
Fees and other income	9.5	12.5	(24.0)	40.7	51.4	(20.8)

Total revenues	1,229.0	1,184.0	3.8	4,793.7	4,590.7	4.4

LOSSES AND EXPENSES
Losses and loss adjustment expenses	689.7	872.5	(21.0)	2,761.1	2,974.4	(7.2)
Amortization of deferred acquisition costs	251.9	241.1	4.5	971.0	938.1	3.5
Interest expense	16.6	15.2	9.2	65.3	61.9	5.5
Other operating expenses	182.6	161.6	13.0	667.2	587.6	13.5

Total losses and expenses	1,140.8	1,290.4	(11.6)	4,464.6	4,562.0	(2.1)

Income (loss) from continuing operations before income taxes	88.2	(106.4)	(182.9)	329.1	28.7	N/M
Income tax expense (benefit)	23.3	(51.1)	(145.6)	83.4	(17.4)	(579.3)

Income (loss) from continuing operations	64.9	(55.3)	(217.4)	245.7	46.1	433.0
Discontinued operations	5.2	0.3	N/M	5.3	9.8	N/M

Net income (loss)	$70.1	$(55.0)	(227.5)	$251.0	$55.9	349.0

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2013	December 31 2012	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,815.2 and $6,529.5)	$6,970.6	$6,952.2	0.3
Equity securities, at fair value (cost of $366.5 and $299.0)	430.2	315.8	36.2
Other investments	192.5	210.3	(8.5)

Total investments	7,593.3	7,478.3	1.5

Cash and cash equivalents	486.2	564.8	(13.9)
Accrued investment income	68.0	69.0	(1.4)
Premiums and accounts receivable, net	1,324.6	1,308.8	1.2
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,335.0	2,479.7	(5.8)
Deferred acquisition costs	506.0	489.5	3.4
Deferred income taxes	239.7	267.6	(10.4)
Goodwill	184.9	184.9	—
Other assets	526.1	511.8	2.8
Assets of discontinued operations	114.9	130.5	(12.0)

Total assets	$13,378.7	$13,484.9	(0.8)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$6,231.5	$6,197.0	0.6
Unearned premiums	2,515.8	2,474.8	1.7
Expenses and taxes payable	637.2	775.8	(17.9)
Reinsurance premiums payable	374.7	466.2	(19.6)
Debt	903.9	849.4	6.4
Liabilities of discontinued operations	121.1	126.3	(4.1)

Total liabilities	10,784.2	10,889.5	(1.0)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,830.1	1,787.1	2.4
Accumulated other comprehensive income	177.6	325.8	(45.5)
Retained earnings	1,349.1	1,211.6	11.3
Treasury stock at cost (16.8 and 16.2 million shares)	(762.9)	(729.7)	4.5

Total shareholders’ equity	2,594.5	2,595.4	(0.03)

Total liabilities and shareholders’ equity	$13,378.7	$13,484.9	(0.8)

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2013					2012
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$541.8	$368.2	$265.4	$—	$1,175.4	$514.0	$393.9	$299.5	$—	$1,207.4

Net premiums written	$471.6	$342.9	$237.0	$—	$1,051.5	$436.4	$363.4	$234.1	$—	$1,033.9

Net premiums earned	$503.3	$355.3	$282.1	$—	$1,140.7	$466.3	$365.8	$250.4	$—	$1,082.5
Losses and LAE:
Current accident year, excluding catastrophe losses	300.2	221.2	159.2	0.1	680.7	298.7	250.4	127.5	0.1	676.7
Prior year unfavorable (favorable) reserve development	0.3	3.2	(22.8)	0.4	(18.9)	9.6	11.3	(28.7)	0.3	(7.5)
Catastrophe losses	7.7	12.7	7.5	—	27.9	126.9	51.7	24.7	—	203.3

Total losses and LAE	308.2	237.1	143.9	0.5	689.7	435.2	313.4	123.5	0.4	872.5
Amortization of deferred acquisition costs and other underwriting expenses	196.3	108.4	109.0	0.6	414.3	180.3	105.1	98.0	0.8	384.2

GAAP underwriting profit (loss)	(1.2)	9.8	29.2	(1.1)	36.7	(149.2)	(52.7)	28.9	(1.2)	(174.2)
Net investment income	36.1	19.1	11.3	1.6	68.1	36.1	22.0	10.4	1.5	70.0
Other income	1.7	3.0	4.0	0.8	9.5	1.9	3.4	6.5	2.6	14.4
Other operating expenses	(1.9)	(1.4)	(4.3)	(3.8)	(11.4)	(1.7)	(1.7)	(6.3)	(5.0)	(14.7)

Operating income (loss) before income taxes	$34.7	$30.5	$40.2	$(2.5)	$102.9	$(112.9)	$(29.0)	$39.5	$(2.1)	$(104.5)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.7%	62.2%	56.4%	N/M	59.8%	64.0%	68.5%	51.0%	N/M	62.5%
Prior year unfavorable (favorable) reserve development	0.1%	0.9%	(8.1)%	N/M	(1.7)%	2.1%	3.1%	(11.5)%	N/M	(0.7)%
Catastrophe losses	1.5%	3.6%	2.7%	N/M	2.4%	27.2%	14.1%	9.9%	N/M	18.8%

Total loss and LAE ratio	61.3%	66.7%	51.0%	N/M	60.5%	93.3%	85.7%	49.4%	N/M	80.6%
Expense ratio	38.8%	29.8%	38.6%	N/M	36.0%	38.5%	27.9%	39.1%	N/M	35.1%

Combined ratio	100.1%	96.5%	89.6%	N/M	96.5%	131.8%	113.6%	88.5%	N/M	115.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2013					2012
(In millions, except percentage data)	Commercial Lines	Personal Lines	Chaucer	Other	Total	Commercial Lines	Personal Lines	Chaucer	Other	Total
Gross premiums written	$2,295.9	$1,531.6	$1,374.2	$—	$5,201.7	$2,182.4	$1,611.7	$1,409.8	$0.3	$5,204.2

Net premiums written	$2,007.2	$1,428.0	$1,117.5	$—	$4,552.7	$1,902.0	$1,475.6	$990.5	$0.3	$4,368.4

Net premiums earned	$1,958.4	$1,454.2	$1,037.9	$—	$4,450.5	$1,811.5	$1,459.9	$966.8	$0.9	$4,239.1
Losses and LAE:
Current accident year, excluding catastrophe losses	1,179.9	919.1	598.4	—	2,697.4	1,126.5	955.3	538.1	0.4	2,620.3
Prior year unfavorable (favorable) reserve development	3.3	13.7	(94.6)	1.3	(76.3)	29.0	26.5	(72.6)	1.3	(15.8)
Catastrophe losses	38.7	66.9	34.4	—	140.0	193.4	134.8	41.7	—	369.9

Total losses and LAE	1,221.9	999.7	538.2	1.3	2,761.1	1,348.9	1,116.6	507.2	1.7	2,974.4
Amortization of deferred acquisition costs and other underwriting expenses	747.5	416.9	392.0	2.1	1,558.5	686.8	410.6	366.1	2.7	1,466.2

GAAP underwriting profit (loss)	(11.0)	37.6	107.7	(3.4)	130.9	(224.2)	(67.3)	93.5	(3.5)	(201.5)
Net investment income	143.5	75.8	42.7	7.0	269.0	142.4	86.5	40.2	7.2	276.3
Other income	7.6	12.5	17.6	3.0	40.7	12.3	13.6	23.0	9.3	58.2
Other operating expenses	(7.7)	(7.3)	(17.6)	(14.6)	(47.2)	(10.8)	(7.3)	(19.9)	(19.9)	(57.9)

Operating income (loss) before income taxes	$132.4	$118.6	$150.4	$(8.0)	$393.4	$(80.3)	$25.5	$136.8	$(6.9)	$75.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.2%	63.3%	57.6%	N/M	60.6%	62.2%	65.5%	55.6%	N/M	61.9%
Prior year unfavorable (favorable) reserve development	0.2%	0.9%	(9.1)%	N/M	(1.7)%	1.6%	1.8%	(7.5)%	N/M	(0.4)%
Catastrophe losses	2.0%	4.6%	3.3%	N/M	3.1%	10.7%	9.2%	4.3%	N/M	8.7%

Total loss and LAE ratio	62.4%	68.8%	51.8%	N/M	62.0%	74.5%	76.5%	52.4%	N/M	70.2%
Expense ratio	38.0%	27.9%	37.8%	N/M	34.7%	37.7%	27.3%	37.9%	N/M	34.2%

Combined ratio	100.4%	96.7%	89.6%	N/M	96.7%	112.2%	103.8%	90.3%	N/M	104.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

(In millions, except percentage data)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Dec-YTD 2012	Dec-YTD 2013
Gross premiums written	$1,207.4	$1,318.1	$1,394.4	$1,313.8	$1,175.4	$5,204.2	$5,201.7

Net premiums written	$1,033.9	$1,076.7	$1,242.6	$1,181.9	$1,051.5	$4,368.4	$4,552.7

Net premiums earned	$1,082.5	$1,094.3	$1,090.8	$1,124.7	$1,140.7	$4,239.1	$4,450.5
Losses and LAE:
Current accident year, excluding catastrophe losses	676.7	668.6	659.2	688.9	680.7	2,620.3	2,697.4
Prior year favorable reserve development	(7.5)	(6.9)	(26.9)	(23.6)	(18.9)	(15.8)	(76.3)
Catastrophe losses	203.3	21.7	59.8	30.6	27.9	369.9	140.0

Total losses and LAE	872.5	683.4	692.1	695.9	689.7	2,974.4	2,761.1
Amortization of deferred acquisition costs and other underwriting expenses	384.2	372.0	384.8	387.4	414.3	1,466.2	1,558.5

GAAP underwriting profit (loss)	$(174.2)	$38.9	$13.9	$41.4	$36.7	$(201.5)	$130.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.5%	61.0%	60.4%	61.3%	59.8%	61.9%	60.6%
Prior year favorable reserve development	(0.7)%	(0.6)%	(2.5)%	(2.1)%	(1.7)%	(0.4)%	(1.7)%
Catastrophe losses	18.8%	2.0%	5.5%	2.7%	2.4%	8.7%	3.1%

Total loss and LAE ratio	80.6%	62.4%	63.4%	61.9%	60.5%	70.2%	62.0%
Expense ratio	35.1%	33.7%	35.0%	34.1%	36.0%	34.2%	34.7%

Combined ratio	115.7%	96.1%	98.4%	96.0%	96.5%	104.4%	96.7%

Combined ratio, excluding catastrophe losses	96.9%	94.1%	92.9%	93.3%	94.1%	95.7%	93.6%
Current accident year combined ratio, excluding catastrophe losses	97.6%	94.7%	95.4%	95.4%	95.8%	96.1%	95.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2013					2012
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$149.0	$74.0	$53.0	$195.6	$471.6	$138.5	$63.0	$47.7	$187.2	$436.4

Net premiums earned	$160.9	$75.9	$57.8	$208.7	$503.3	$152.8	$68.6	$51.0	$193.9	$466.3
Losses and LAE:
Current accident year, excluding catastrophe losses	85.4	52.6	37.5	124.7	300.2	80.1	49.9	37.6	131.1	298.7
Prior year unfavorable (favorable) reserve development	(2.0)	2.6	(4.4)	4.1	0.3	(1.6)	4.8	(3.1)	9.5	9.6
Catastrophe losses	4.3	0.1	—	3.3	7.7	60.1	8.7	—	58.1	126.9

Total losses and LAE	87.7	55.3	33.1	132.1	308.2	138.6	63.4	34.5	198.7	435.2
Amortization of deferred acquisition costs and other underwriting expenses					196.3					180.3

GAAP underwriting loss					(1.2)					(149.2)
Net investment income					36.1					36.1
Other income					1.7					1.9
Other operating expenses					(1.9)					(1.7)

Operating income (loss) before income taxes					$34.7					$(112.9)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	53.0%	69.4%	64.9%	59.7%	59.7%	52.4%	72.7%	73.8%	67.5%	64.0%
Prior year unfavorable (favorable) reserve development	(1.2)%	3.4%	(7.6)%	2.0%	0.1%	(1.0)%	7.0%	(6.1)%	4.9%	2.1%
Catastrophe losses	2.7%	0.1%	—	1.6%	1.5%	39.3%	12.7%	—	30.0%	27.2%

Total loss and LAE ratio	54.5%	72.9%	57.3%	63.3%	61.3%	90.7%	92.4%	67.7%	102.4%	93.3%
Expense ratio					38.8%					38.5%

Combined ratio					100.1%					131.8%

Change in policies in force	2.2%	6.3%	14.0%	0.9%	3.6%	2.4%	7.6%	10.2%	14.4%	8.8%
Retention	85.7%	82.4%	77.4%	N/M	83.8%	83.3%	82.4%	80.9%	N/M	82.9%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2013					2012
(In millions, except percentage data)	Multiple Peril	Auto	Workers’ Comp	Other	Total	Multiple Peril	Auto	Workers’ Comp	Other	Total
Net premiums written	$651.7	$304.7	$229.6	$821.2	$2,007.2	$612.9	$276.5	$201.4	$811.2	$1,902.0

Net premiums earned	$628.2	$290.8	$219.6	$819.8	$1,958.4	$589.8	$266.3	$192.7	$762.7	$1,811.5
Losses and LAE:
Current accident year, excluding catastrophe losses	337.6	205.2	151.8	485.3	1,179.9	331.7	184.2	143.0	467.6	1,126.5
Prior year unfavorable (favorable) reserve development	(6.0)	10.5	(15.4)	14.2	3.3	(15.2)	16.6	(8.3)	35.9	29.0
Catastrophe losses	28.8	0.7	—	9.2	38.7	113.0	9.8	—	70.6	193.4

Total losses and LAE	360.4	216.4	136.4	508.7	1,221.9	429.5	210.6	134.7	574.1	1,348.9
Amortization of deferred acquisition costs and other underwriting expenses					747.5					686.8

GAAP underwriting loss					(11.0)					(224.2)
Net investment income					143.5					142.4
Other income					7.6					12.3
Other operating expenses					(7.7)					(10.8)

Operating income (loss) before income taxes					$132.4					$(80.3)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	53.8%	70.6%	69.1%	59.3%	60.2%	56.3%	69.1%	74.2%	61.2%	62.2%
Prior year unfavorable (favorable) reserve development	(1.0)%	3.6%	(7.0)%	1.7%	0.2%	(2.6)%	6.2%	(4.3)%	4.7%	1.6%
Catastrophe losses	4.6%	0.2%	—	1.1%	2.0%	19.2%	3.7%	—	9.3%	10.7%

Total loss and LAE ratio	57.4%	74.4%	62.1%	62.1%	62.4%	72.9%	79.0%	69.9%	75.2%	74.5%

Expense ratio					38.0%					37.7%
Combined ratio					100.4%					112.2%

Change in policies in force	2.2%	6.3%	14.0%	0.9%	3.6%	2.4%	7.6%	10.2%	14.4%	8.8%
Retention	83.9%	80.7%	78.2%	N/M	82.1%	84.5%	83.0%	80.0%	N/M	83.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

(In millions, except percentage data)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Dec-YTD 2012	Dec-YTD 2013
Gross premiums written	$514.0	$561.4	$591.0	$601.7	$541.8	$2,182.4	$2,295.9

Net premiums written	$436.4	$483.6	$521.5	$530.5	$471.6	$1,902.0	$2,007.2

Net premiums earned	$466.3	$476.6	$485.8	$492.7	$503.3	$1,811.5	$1,958.4
Losses and LAE:
Current accident year, excluding catastrophe losses	298.7	290.0	296.0	293.7	300.2	1,126.5	1,179.9
Prior year unfavorable reserve development	9.6	0.2	0.5	2.3	0.3	29.0	3.3
Catastrophe losses	126.9	7.4	15.1	8.5	7.7	193.4	38.7

Total losses and LAE	435.2	297.6	311.6	304.5	308.2	1,348.9	1,221.9
Amortization of deferred acquisition costs and other underwriting expenses	180.3	182.1	183.7	185.4	196.3	686.8	747.5

GAAP underwriting profit (loss)	$(149.2)	$(3.1)	$(9.5)	$2.8	$(1.2)	$(224.2)	$(11.0)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	64.0%	60.9%	61.0%	59.6%	59.7%	62.2%	60.2%
Prior year unfavorable reserve development	2.1%	—	0.1%	0.5%	0.1%	1.6%	0.2%
Catastrophe losses	27.2%	1.6%	3.1%	1.7%	1.5%	10.7%	2.0%

Total loss and LAE ratio	93.3%	62.5%	64.2%	61.8%	61.3%	74.5%	62.4%
Expense ratio	38.5%	38.0%	37.6%	37.4%	38.8%	37.7%	38.0%

Combined ratio	131.8%	100.5%	101.8%	99.2%	100.1%	112.2%	100.4%

Combined ratio, excluding catastrophe losses	104.6%	98.9%	98.7%	97.5%	98.6%	101.5%	98.4%

Current accident year combined ratio, excluding catastrophe losses	102.5%	98.9%	98.6%	97.0%	98.5%	99.9%	98.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2013				2012
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$209.5	$123.4	$10.0	$342.9	$223.1	$129.7	$10.6	$363.4

Net premiums earned	$220.0	$124.9	$10.4	$355.3	$228.6	$126.6	$10.6	$365.8
Losses and LAE:
Current accident year, excluding catastrophe losses	171.0	46.7	3.5	221.2	184.0	63.0	3.4	250.4
Prior year unfavorable reserve development	3.2	—	—	3.2	11.2	0.1	—	11.3
Catastrophe losses	1.0	11.4	0.3	12.7	11.9	38.2	1.6	51.7

Total losses and LAE	175.2	58.1	3.8	237.1	207.1	101.3	5.0	313.4
Amortization of deferred acquisition costs and other underwriting expenses				108.4				105.1

GAAP underwriting profit (loss)				9.8				(52.7)
Net investment income				19.1				22.0
Other income				3.0				3.4
Other operating expenses				(1.4)				(1.7)

Operating income (loss) before income taxes				$30.5				$(29.0)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	77.6%	37.4%	33.6%	62.2%	80.5%	49.7%	32.1%	68.5%
Prior year unfavorable reserve development	1.5%	—	—	0.9%	4.9%	0.1%	—	3.1%
Catastrophe losses	0.5%	9.1%	2.9%	3.6%	5.2%	30.2%	15.1%	14.1%

Total loss and LAE ratio	79.6%	46.5%	36.5%	66.7%	90.6%	80.0%	47.2%	85.7%
Expense ratio				29.8%				27.9%

Combined ratio				96.5%				113.6%

Change in policies in force	(11.0)%	(11.7)%	(13.9)%	(11.5)%	(2.3)%	(3.7)%	(8.8)%	(3.3)%
Retention	73.6%	74.7%	N/M	74.4%	78.7%	81.1%	N/M	80.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2013				2012
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$890.3	$496.7	$41.0	$1,428.0	$922.7	$510.2	$42.7	$1,475.6

Net premiums earned	$903.2	$509.1	$41.9	$1,454.2	$910.1	$507.2	$42.6	$1,459.9
Losses and LAE:
Current accident year, excluding catastrophe losses	668.6	234.4	16.1	919.1	682.3	256.7	16.3	955.3
Prior year unfavorable reserve development	13.6	—	0.1	13.7	21.2	4.3	1.0	26.5
Catastrophe losses	3.6	61.2	2.1	66.9	21.0	110.5	3.3	134.8

Total losses and LAE	685.8	295.6	18.3	999.7	724.5	371.5	20.6	1,116.6
Amortization of deferred acquisition costs and other underwriting expenses				416.9				410.6

GAAP underwriting profit (loss)				37.6				(67.3)
Net investment income				75.8				86.5
Other income				12.5				13.6
Other operating expenses				(7.3)				(7.3)

Operating income before income taxes				$118.6				$25.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	74.0%	46.0%	38.5%	63.3%	75.0%	50.7%	38.4%	65.5%
Prior year unfavorable reserve development	1.5%	—	0.2%	0.9%	2.3%	0.8%	2.3%	1.8%
Catastrophe losses	0.4%	12.0%	5.0%	4.6%	2.3%	21.8%	7.7%	9.2%

Total loss and LAE ratio	75.9%	58.0%	43.7%	68.8%	79.6%	73.3%	48.4%	76.5%
Expense ratio				27.9%				27.3%

Combined ratio				96.7%				103.8%

Change in policies in force	(11.0)%	(11.7)%	(13.9)%	(11.5)%	(2.3)%	(3.7)%	(8.8)%	(3.3)%
Retention	73.6%	74.7%	N/M	74.4%	78.7%	81.1%	N/M	80.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2012	2013	2013	2013	2013	2012	2013
Gross premiums written	$393.9	$367.2	$397.8	$398.4	$368.2	$1,611.7	$1,531.6

Net premiums written	$363.4	$341.6	$370.6	$372.9	$342.9	$1,475.6	$1,428.0

Net premiums earned	$365.8	$368.8	$366.7	$363.4	$355.3	$1,459.9	$1,454.2
Losses and LAE:
Current accident year, excluding catastrophe losses	250.4	238.3	229.1	230.5	221.2	955.3	919.1
Prior year unfavorable reserve development	11.3	5.6	2.8	2.1	3.2	26.5	13.7
Catastrophe losses	51.7	11.7	32.2	10.3	12.7	134.8	66.9

Total losses and LAE	313.4	255.6	264.1	242.9	237.1	1,116.6	999.7
Amortization of deferred acquisition costs and other underwriting expenses	105.1	103.1	102.9	102.5	108.4	410.6	416.9

GAAP underwriting profit (loss)	$(52.7)	$10.1	$(0.3)	$18.0	$9.8	$(67.3)	$37.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	68.5%	64.6%	62.4%	63.4%	62.2%	65.5%	63.3%
Prior year unfavorable reserve development	3.1%	1.5%	0.8%	0.6%	0.9%	1.8%	0.9%
Catastrophe losses	14.1%	3.2%	8.8%	2.8%	3.6%	9.2%	4.6%

Total loss and LAE ratio	85.7%	69.3%	72.0%	66.8%	66.7%	76.5%	68.8%
Expense ratio	27.9%	27.2%	27.3%	27.5%	29.8%	27.3%	27.9%

Combined ratio	113.6%	96.5%	99.3%	94.3%	96.5%	103.8%	96.7%

Combined ratio, excluding catastrophe losses	99.5%	93.3%	90.5%	91.5%	92.9%	94.6%	92.1%

Current accident year combined ratio, excluding catastrophe losses	96.4%	91.8%	89.7%	90.9%	92.0%	92.8%	91.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended December 31

	2013						2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$20.6	$71.1	$48.1	$75.7	$49.9	$265.4	$27.2	$78.6	$62.6	$78.7	$52.4	$299.5

Net premiums written	$23.2	$57.1	$41.4	$75.8	$39.5	$237.0	$24.2	$57.3	$47.8	$68.7	$36.1	$234.1

Net premiums earned	$49.0	$65.2	$48.7	$75.9	$43.3	$282.1	$46.1	$57.8	$46.1	$64.6	$35.8	$250.4
Losses and LAE:
Current accident year, excluding catastrophe losses						159.2						127.5
Prior year favorable reserve development						(22.8)						(28.7)
Catastrophe losses						7.5						24.7

Total losses and LAE						143.9						123.5
Amortization of deferred acquisition costs and other underwriting expenses						109.0						98.0

GAAP underwriting profit						29.2						28.9
Net investment income						11.3						10.4
Other income						4.0						6.5
Other operating expenses						(4.3)						(6.3)

Operating income before income taxes						$40.2						$39.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						56.4%						51.0%
Prior year favorable reserve development						(8.1)%						(11.5)%
Catastrophe losses						2.7%						9.9%

Total loss and LAE ratio						51.0%						49.4%
Expense ratio						38.6%						39.1%

Combined ratio						89.6%						88.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Year ended December 31

	2013						2012
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$254.6	$348.0	$233.3	$319.4	$218.9	$1,374.2	$248.6	$338.9	$303.8	$311.6	$206.9	$1,409.8

Net premiums written	$191.9	$277.1	$174.2	$300.5	$173.8	$1,117.5	$161.3	$234.3	$195.1	$259.8	$140.0	$990.5

Net premiums earned	$183.6	$250.0	$169.6	$284.2	$150.5	$1,037.9	$180.9	$227.2	$181.8	$247.0	$129.9	$966.8
Losses and LAE:
Current accident year, excluding catastrophe losses						598.4						538.1
Prior year favorable reserve development						(94.6)						(72.6)
Catastrophe losses						34.4						41.7

Total losses and LAE						538.2						507.2
Amortization of deferred acquisition costs and other underwriting expenses						392.0						366.1

GAAP underwriting profit						107.7						93.5
Net investment income						42.7						40.2
Other income						17.6						23.0
Other operating expenses						(17.6)						(19.9)

Operating income before income taxes						$150.4						$136.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						57.6%						55.6%
Prior year favorable reserve development						(9.1)%						(7.5)%
Catastrophe losses						3.3%						4.3%

Total loss and LAE ratio						51.8%						52.4%
Expense ratio						37.8%						37.9%

Combined ratio						89.6%						90.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

(In millions, except percentage data)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Dec-YTD 2012	Dec-YTD 2013
Gross premiums written	$299.5	$389.5	$405.6	$313.7	$265.4	$1,409.8	$1,374.2

Net premiums written	$234.1	$251.5	$350.5	$278.5	$237.0	$990.5	$1,117.5

Net premiums earned	$250.4	$248.9	$238.3	$268.6	$282.1	$966.8	$1,037.9
Losses and LAE:
Current accident year, excluding catastrophe losses	127.5	140.3	134.1	164.8	159.2	538.1	598.4
Prior year favorable reserve development	(28.7)	(13.3)	(30.7)	(27.8)	(22.8)	(72.6)	(94.6)
Catastrophe losses	24.7	2.6	12.5	11.8	7.5	41.7	34.4

Total losses and LAE	123.5	129.6	115.9	148.8	143.9	507.2	538.2
Amortization of deferred acquisition costs and other underwriting expenses	98.0	86.3	97.7	99.0	109.0	366.1	392.0

GAAP underwriting profit	$28.9	$33.0	$24.7	$20.8	$29.2	$93.5	$107.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	51.0%	56.3%	56.3%	61.3%	56.4%	55.6%	57.6%
Prior year favorable reserve development	(11.5)%	(5.3)%	(12.9)%	(10.3)%	(8.1)%	(7.5)%	(9.1)%
Catastrophe losses	9.9%	1.0%	5.2%	4.4%	2.7%	4.3%	3.3%

Total loss and LAE ratio	49.4%	52.0%	48.6%	55.4%	51.0%	52.4%	51.8%
Expense ratio	39.1%	34.7%	41.0%	36.9%	38.6%	37.9%	37.8%

Combined ratio	88.5%	86.7%	89.6%	92.3%	89.6%	90.3%	89.6%

Combined ratio, excluding catastrophe losses	78.6%	85.7%	84.4%	87.9%	86.9%	86.0%	86.3%

Current accident year combined ratio, excluding catastrophe losses	90.1%	91.0%	97.3%	98.2%	95.0%	93.5%	95.4%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

(In millions, except yields)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q4 YTD 2012	Q4 YTD 2013
Net Investment Income
Fixed maturities	$65.5	$64.7	$62.6	$63.0	$64.5	$264.2	$254.8
Equity securities	5.1	3.1	4.9	4.0	3.6	15.3	15.6
Other investments	1.8	2.2	2.8	1.3	2.5	7.0	8.8
Investment expenses	(2.3)	(2.7)	(2.4)	(2.6)	(2.5)	(9.9)	(10.2)

Total	$70.1	$67.3	$67.9	$65.7	$68.1	$276.6	$269.0

Pre-tax Yields

Fixed maturities	4.10%	4.03%	3.98%	3.99%	3.86%	4.26%	3.95%
Total	3.78%	3.64%	3.71%	3.61%	3.59%	3.85%	3.63%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

December 31, 2013

(In millions)
Investment Type	Weighted Average Quality	Amortized Cost or Cost	Fair Value	% of Total	Net Unrealized Gain (Loss)	Change in Net Unrealized During Q4 2013	Change in Net Unrealized YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$417.5	$406.6	5.1%	$(10.9)	$(5.1)	$(19.3)
Foreign government	AAA	304.5	305.0	3.8%	0.5	(1.3)	(3.9)
Municipals:
Taxable	AA	959.3	977.2	12.1%	17.9	(15.7)	(61.2)
Tax exempt	AA	148.7	149.1	1.8%	0.4	(0.9)	(6.6)
Corporate:
NAIC 1	A	1,893.3	1,949.6	24.1%	56.3	(12.7)	(60.5)
NAIC 2	BBB	1,429.2	1,490.0	18.4%	60.8	(7.3)	(60.4)
NAIC 3 and below	B+	367.7	384.6	4.8%	16.9	4.8	(5.7)

Total corporate	BBB+	3,690.2	3,824.2	47.3%	134.0	(15.2)	(126.6)

Asset backed:
Residential mortgage-backed	AA	722.8	728.8	9.0%	6.0	(7.1)	(30.2)
Commercial mortgage-backed	AA+	405.9	411.6	5.1%	5.7	(1.1)	(17.2)
Asset-backed	AAA	166.3	168.1	2.1%	1.8	(0.4)	(2.3)

Total fixed maturities	A+	6,815.2	6,970.6	86.3%	155.4	(46.8)	(267.3)
Equity securities		366.5	430.2	5.3%	63.7	18.6	46.9
Other investments		189.3	192.5	2.4%	3.2	—	—

Total investments		7,371.0	7,593.3	94.0%	222.3	(28.2)	(220.4)
Cash and cash equivalents		486.2	486.2	6.0%	—	—	—

Total		$7,857.2	$8,079.5	100.0%	$222.3	$(28.2)	$(220.4)

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

December 31, 2013

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	% of Total Fair Value

1	Aaa/Aa/A	$4,934.1	$5,009.7	71.9%
2	Baa	1,494.0	1,555.5	22.3%
3	Ba	164.7	173.1	2.5%
4	B	170.8	178.4	2.5%
5	Caa and lower	44.1	46.0	0.7%
6	In or near default	7.5	7.9	0.1%

Total fixed maturities		$6,815.2	$6,970.6	100.0%

DURATION OF FIXED MATURITIES
		Amortized Cost	Fair Value	% of Total Fair Value

0-2 years		$1,611.4	$1,652.0	23.7%
2-4 years		1,798.6	1,883.9	27.0%
4-6 years		1,671.6	1,727.3	24.8%
6-8 years		1,315.7	1,297.2	18.6%
8-10 years		352.0	346.0	5.0%
10+ years		65.9	64.2	0.9%

Total fixed maturities		$6,815.2	$6,970.6	100.0%

Weighted Average Duration		4.13

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

December 31, 2013

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits	$80.3	$81.9	1.01%	A-
Notes	16.2	16.6	0.21%	A-
Lloyds Bank: (2)
Term deposits	48.7	48.0	0.59%	A
Notes	9.8	10.1	0.13%	A
GE Capital	32.4	33.8	0.42%	AA+
American Express	28.4	29.9	0.37%	A-
JP Morgan	27.3	28.3	0.35%	A
Citigroup	26.0	27.5	0.34%	A-
AT&T	25.9	25.4	0.31%	A-
Wells Fargo	24.8	26.7	0.33%	A+
Bank of America	24.4	25.9	0.32%	BBB+
Rabobank Nederland	24.1	24.3	0.30%	AA-

Top 10 Corporate and Municipal Fixed	$368.3	$378.4	4.68%

(1)	UK government owns 83% of bank equity
(2)	UK government owns 33% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2013		2012		2013		2012
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$34.7		$(112.9)		$132.4		$(80.3)
Personal Lines	30.5		(29.0)		118.6		25.5
Chaucer	40.2		39.5		150.4		136.8
Other	(2.5)		(2.1)		(8.0)		(6.9)

Total	102.9		(104.5)		393.4		75.1

Interest expense	(16.6)		(15.2)		(65.3)		(61.9)

Operating income (loss) before income taxes	86.3	$1.93	(119.7)	$(2.69)	328.1	$7.31	13.2	$0.29

Income tax benefit (expense) on operating income	(26.7)	(0.60)	46.3	1.04	(100.9)	(2.25)	1.9	0.04

Operating income (loss) after income taxes	59.6	1.33	(73.4)	(1.65)	227.2	5.06	15.1	0.33
Net realized investment gains	10.7	0.24	18.9	0.42	33.5	0.75	23.6	0.52
Loss on real estate	—	—	—	—	(4.7)	(0.11)	—	—
Loss from repayment of debt	(8.6)	(0.19)	(5.1)	(0.11)	(27.7)	(0.62)	(5.1)	(0.11)
Net costs related to acquired businesses	(0.1)	—	(0.4)	(0.01)	(0.1)	—	(2.6)	(0.05)
Net foreign exchange losses	(0.1)	—	(0.1)	—	—	—	(0.4)	(0.01)
Income tax benefit on non-operating items	3.4	0.07	4.8	0.11	17.5	0.39	15.5	0.34

Income (loss) from continuing operations, net of taxes	64.9	1.45	(55.3)	(1.24)	245.7	5.47	46.1	1.02

Discontinued operations, net of taxes	5.2	0.12	0.3	—	5.3	0.12	9.8	0.21

NET INCOME (LOSS)	$70.1	$1.57	$(55.0)	$(1.24)	$251.0	$5.59	$55.9	$1.23

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. In the first quarter of 2013, the Company renamed its non-GAAP income measure from segment income to operating income. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three months and twelve months ended December 31, 2013 and 2012 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended		2013
	Price Range		Dividends Per Share
	High	Low
March 31	$49.68	$39.19	$0.330
June 30	$51.66	$46.73	$0.330
September 30	$56.06	$48.67	$0.330
December 31	$60.99	$54.83	$0.370

Quarter Ended		2012
	Price Range		Dividends Per Share
	High	Low
March 31	$41.52	$34.27	$0.300
June 30	$41.04	$37.17	$0.300
September 30	$39.69	$33.99	$0.300
December 31	$39.51	$34.58	$0.330

INDUSTRY RATINGS AS OF FEBRUARY 5, 2014

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3
Citizens Insurance Company of America	A	A-	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3
The Hanover Insurance Group, Inc. Subordinated Debentures	bb+	BB	Ba1

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com